INVESCO COUNSELOR SERIES FUNDS, INC.
                    INVESCO Advantage Fund - Class A, B and C
                  INVESCO Global Growth Fund - Class A, B and C
        INVESCO Advantage Global Health Sciences Fund - Class A, B and C
     INVESCO Advantage Technology/Telecommunications Fund - Class A, B and C

                Supplement to Statement of Additional Information
                               Dated May 15, 2001

The section of the Statement of Additional Information ("SAI") entitled "Distributor - Class C" is hereby amended to add the following to the end of the third paragraph:

      These commissions are not paid on sales to investors who may not pay the CDSC and in circumstances where IDI grants an exemption on particular transactions. Should the dealer or institution elect to waive the sales commission, the 12b-1 fee will begin accruing immediately.

The section of the SAI entitled "Distributor - Sales Charges and Dealer Concessions" is hereby amended to add the following to the end of the sixth paragraph:

      Should the dealer or institution elect to waive the sales commission, the 12b-1 fee will begin accruing immediately.

The date of this Supplement is August 31, 2001.